                          SIXTH SUPPLEMENTAL INDENTURE

     SIXTH SUPPLEMENTAL INDENTURE, dated as of September 24, 2004 (the "SIXTH
SUPPLEMENTAL INDENTURE"), among Armor Holdings, Inc., a Delaware corporation
(the "COMPANY"), the subsidiary guarantors listed as signatories to the
Indenture as defined below (collectively, the "INITIAL SUBSIDIARY GUARANTORS"), the subsidiary guarantors listed on Exhibit A attached hereto (the "NEW
SUBSIDIARY GUARANTORS"), Armor Holdings Aircraft, LLC, a Delaware limited liability company ("AHA") and Wachovia Bank, National Association, a national banking association, as trustee (the "TRUSTEE").

                                   WITNESSETH

     WHEREAS, the Company has issued its 8 1/4% Senior Subordinated Notes due
2013 (the "NOTES") in the aggregate principal amount of $150,000,000 under and pursuant to the Indenture dated as of August 12, 2003, among the Company, the
Initial Subsidiary Guarantors and the Trustee (the "INDENTURE");

     WHEREAS, pursuant to the terms of the Indenture, the Indenture has been supplemented by the First Supplemental Indenture, dated as of September 30, 2003
(the "FIRST SUPPLEMENTAL INDENTURE"), among the Company, the Initial Subsidiary
Guarantors, the Discontinued Domestic Subsidiaries listed in Schedule I to the
First Supplemental Indenture and the Trustee; the Second Supplemental Indenture,
dated as of December 9, 2003 (the "SECOND SUPPLEMENTAL INDENTURE"), among the
Company, the Initial Subsidiary Guarantors, certain of the Discontinued Domestic
Subsidiaries, AHI Bulletproof Acquisition Corp., an Arizona corporation, AHI
Bulletproof Acquisition Corp., a Delaware corporation, the subsidiary guarantors listed on Exhibit A attached thereto and the Trustee; the Third Supplemental
Indenture, dated as of December 24, 2003 (the "THIRD SUPPLEMENTAL INDENTURE"),
among the Company, the Initial Subsidiary Guarantors, Hatch Imports, Inc., a
California corporation, the subsidiary guarantors listed on Exhibit A attached thereto and the Trustee; the Fourth Supplemental Indenture, dated as of March
24, 2004 (the "FOURTH SUPPLEMENTAL INDENTURE"), among the Company, the Initial
Subsidiary Guarantors, the subsidiary guarantors listed on Exhibit A attached thereto, ODV Holdings Corp., a Delaware corporation, and the Trustee, and the
Fifth Supplemental Indenture, dated as of August 16, 2004 (the "FIFTH
SUPPLEMENTAL INDENTURE"), among the Company, the Initial Subsidiary Guarantors, the subsidiary guarantors listed on Exhibit A attached thereto, Kleen Bore,
Inc., a Massachusetts corporation, and the Trustee.

     WHEREAS, pursuant to Section 4.20(C) of the Indenture, the Company and the
Trustee entered into a Release dated as of November 26, 2003 under which certain of the Discontinued Domestic Subsidiaries were released and discharged from their Subsidiary Guarantees and their obligations under the Indenture and the
Registration Rights Agreement;

     WHEREAS, pursuant to Section 4.22 of the Indenture, the Company is required to cause AHA to execute and deliver to the Trustee this Sixth Supplemental
Indenture pursuant to which AHA shall become bound by the provisions of the
Indenture as a Subsidiary Guarantor;

     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Sixth Supplemental Indenture;

     WHEREAS, all things necessary for the execution of this Sixth Supplemental
Indenture and to make this Sixth Supplemental Indenture a valid and binding agreement of the parties hereto have been done.

     NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged by the Company, the Initial Subsidiary Guarantors, the New Subsidiary Guarantors,
AHA and the Trustee, such parties hereby agree for the benefit of each other and the equal and ratable benefit of the Holders of the Notes as follows:

     Section 1. Definitions.

     Unless otherwise stated or unless the context shall otherwise require, all capitalized terms used in this Sixth Supplemental Indenture shall be given the same meanings as such terms are defined in the Indenture, the First Supplemental
Indenture, the Second Supplemental Indenture, Third Supplemental Indenture, the
Fourth Supplemental Indenture, or the Fifth Supplemental Indenture as the case may be.

     Section 2. Subsidiary Guarantee.

     (a) By execution and delivery of this Sixth Supplemental Indenture, AHA hereby agrees to become a Subsidiary Guarantor pursuant to the Indenture and to assume all obligations of the Subsidiary Guarantors under the Indenture
(including without limitation, the Subsidiary Guarantee as defined in the
Indenture) and the Notes, in each case, in accordance with the terms thereof.

     (b) AHA hereby agrees that its execution and delivery of this Sixth
Supplemental Indenture shall evidence its Subsidiary Guarantee as set forth in
Section 11.01 of the Indenture without the need for any further notation on the
Notes and the delivery and authentication of any Note by the Trustee under the
Indenture, including any Note authenticated and delivered on or prior to the date of this Sixth Supplemental Indenture, shall constitute due delivery of the
Subsidiary Guarantee set forth in this Sixth Supplemental Indenture on behalf of
AHA. Each of the Initial Subsidiary Guarantors and the New Subsidiary Guarantors
hereby agrees that its Subsidiary Guarantee set forth in Section 11.01 of the
Indenture shall remain in full force and effect.

     Section 3. Effectiveness and Validity.

     (a) This Sixth Supplemental Indenture shall become effective on the date first written above. The Indenture, as supplemented by the First Supplemental
Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture,
the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and this
Sixth Supplemental Indenture are in all respects ratified and confirmed hereby.
Following the effectiveness hereof, the Indenture, the First Supplemental
Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture,
the Fourth Supplemental Indenture and the Fifth Supplemental Indenture shall be deemed

                                       2

supplemented in accordance herewith, and this Sixth Supplemental Indenture shall form a part of the Indenture as supplemented by the First Supplemental
Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture,
the Fourth Supplemental Indenture and the Fifth Supplemental Indenture for all
purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture as supplemented by the First Supplemental
Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture,
the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the
Sixth Supplemental Indenture shall be entitled to the benefit thereof and hereof and be bound thereby and hereby.

     (b) If an Officer of a Subsidiary Guarantor whose signature is on the
Indenture, the First Supplemental Indenture, the Second Supplemental Indenture,
the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth
Supplemental Indenture, or the Sixth Supplemental Indenture no longer holds that office at the time the Trustee authenticates such Notes or at any time thereafter, such Subsidiary Guarantor's Subsidiary Guarantee shall be valid nevertheless.

     Section 4. Solvency; No Fraudulent Transfer or Conveyance.

     AHA, for the benefit of each Holder, confirms that it is a solvent corporation and that the granting of the Subsidiary Guarantee is not made with the purpose of defrauding any of its current creditors. Each of the Company and
AHA confirms that the Subsidiary Guarantee given by AHA does not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy
Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act
or any similar Federal or state law.

     Section 5. No Personal Liability of Directors, Officers, Employees and
Stockholders.

     No director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or the Subsidiary Guarantors under the Notes, the
Indenture, the First Supplemental Indenture, the Second Supplemental Indenture,
the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth
Supplemental Indenture or this Sixth Supplemental Indenture, the Subsidiary
Guarantees, the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. The acceptance of a Note by each Holder of Notes is deemed to be a waiver and release of all such liability. This waiver and release are part of the consideration for issuance of the Subsidiary Guarantee set forth in and evidenced by this Sixth
Supplemental Indenture.

     Section 6. Governing Law.

     THIS SIXTH SUPPLEMENTAL INDENTURE AND THE NOTES AND THE SUBSDIARY GUARANTEE
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES.

                                       3

     Section 7. Successors.

     All agreements of the Company and the Subsidiary Guarantors in the
Indenture, the First Supplemental Indenture, the Second Supplemental Indenture,
the Third Supplemental Indenture, the Fourth Supplemental Indenture, Fifth
Supplemental Indenture, this Sixth Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Sixth
Supplemental Indenture shall bind its successors.

     Section 8. Duplicate Originals.

     The parties may sign any number of copies of this Sixth Supplemental
Indenture. Each signed copy shall be an original, but all of them together represent the same instrument.

     Section 9. Severability.

     In case any provision in this Sixth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of the Indenture, the First Supplemental Indenture, the
Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth
Supplemental Indenture, the Fifth Supplemental Indenture, this Sixth
Supplemental Indenture and the Notes shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

     Section 10. Headings.

     The headings of the sections of this Sixth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Sixth Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

     Section 11. Trustee.

     The Trustee makes no representations as to the validity or sufficiency of this Sixth Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and the Subsidiary Guarantors and not of the Trustee.

                                        4

                                   SIGNATURES

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental
Indenture to be duly executed as of the date first written above.

                                       ARMOR HOLDINGS, INC.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Corporate Controller,
                                                  Treasurer and Secretary

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee

                                       By: /s/ Stephanie Moore
                                           -------------------------------------
                                           Name:  Stephanie Moore
                                           Title: Assistant Vice President

                                       911EP, INC.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                          Name:  Philip A. Baratelli
                                          Title: Vice President and
                                                 Assistant Secretary

                                       AHI PROPERTIES I, INC.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       ARMOR BRANDS, INC.,
                                            a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       ARMOR HOLDINGS FORENSICS, L.L.C..,
                                         a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       ARMOR HOLDINGS GP, LLC,
                                         a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       ARMOR HOLDINGS LP, LLC,
                                         a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       ARMOR HOLDINGS MOBILE SECURITY, L.L.C.,
                                         a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       ARMOR HOLDINGS PAYROLL SERVICES, LLC,
                                         a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Manager

                                       ARMOR HOLDINGS PRODUCTS, L.L.C.,
                                         a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       ARMOR HOLDINGS PROPERTIES, INC.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       ARMOR SAFETY PRODUCTS COMPANY,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       B-SQUARE, INC.,
                                         a Texas corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       ARMOR ACCESSORIES, INC.
                                         f/k/a BREAK-FREE ARMOR CORP.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       BREAK-FREE, INC.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       CASCO INTERNATIONAL, INC.,
                                         a New Hampshire corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       DEFENSE TECHNOLOGY CORPORATION OF
                                         AMERICA, a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       IDENTICATOR, INC.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       KLEEN BORE, INC.
                                         a Massachusetts corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       MONADNOCK LIFETIME PRODUCTS, INC.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       MONADNOCK LIFETIME PRODUCTS, INC.,
                                         a New Hampshire corporation

                                       By: /s/ Glenn Katz
                                           -------------------------------------
                                           Name:  Glenn Katz
                                           Title: Secretary

                                       MONADNOCK POLICE TRAINING COUNCIL, INC.,
                                         a New Hampshire corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       NAP PROPERTIES, LTD.,
                                         a California limited partnership

                                       By: NAP PROPERTY MANAGERS LLC,
                                           its General Partner

                                       By: ARMOR HOLDINGS PROPERTIES, INC.,
                                           its Managing Member

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       NAP PROPERTY MANAGERS LLC,
                                         a California company

                                       By: ARMOR HOLDINGS PROPERTIES, INC.,
                                           its Managing Member

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       O'GARA-HESS & EISENHARDT ARMORING
                                          COMPANY, L.L.C.,
                                          a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       PRO-TECH ARMORED PRODUCTS OF
                                         MASSACHUSETTS, INC.,
                                         a Massachusetts corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       RAMTECH DEVELOPMENT CORP.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       SAFARI LAND LTD, INC.,
                                         a California corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       SAFARILAND GOVERNMENT SALES, INC.,
                                         a California corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       SPEEDFEED ACQUISITION CORP.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       THE O'GARA COMPANY,
                                         an Ohio corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       ARMORGROUP SERVICES, LLC,
                                         a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       CDR INTERNATIONAL, INC.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       NETWORK AUDIT SYSTEMS, INC.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       NEW TECHNOLOGIES ARMOR, INC.,
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       AHI BULLETPROOF ACQUISITION CORP.,
                                         a Delaware corporation

                                       By: /s/ Glenn J. Heiar
                                           -------------------------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       SIMULA, INC.,
                                         an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -------------------------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       SIMULA AEROSPACE & DEFENSE GROUP, INC.,
                                         an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -------------------------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       INTERNATIONAL CENTER FOR SAFETY
                                         EDUCATION, INC.,
                                         an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -------------------------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       SIMULA POLYMERS SYSTEMS, INC.,
                                         an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -------------------------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       SIMULA TECHNOLOGIES, INC.,
                                         an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -------------------------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       AI CAPITAL CORP.,
                                         an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -------------------------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       SIMULA TRANSPORTATION EQUIPMENT
                                         CORPORATION,
                                         an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -------------------------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       CCEC CAPITAL CORP.,
                                         an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -------------------------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       SAI CAPITAL CORP.,
                                         an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -------------------------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       ASD CAPITAL CORP.,
                                         an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -------------------------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       HATCH IMPORTS, INC.
                                         a California corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and Secretary

                                       ODV HOLDINGS CORP.
                                         a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and Secretary

                                       ARMOR HOLDINGS AIRCRAFT, LLC
                                         a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: President and Treasurer

                                       KLEEN BORE, INC
                                         A Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -------------------------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                    EXHIBIT A

AHI Bulletproof Acquisition Corp., a Delaware corporation
ArmorGroup Services, LLC, a Delaware limited liability company
CDR International, Inc., a Delaware corporation
Network Audit Systems, Inc., a Delaware corporation
New Technologies Armor, Inc., a Delaware corporation
ODV Holdings Corp., a Delaware corporation
Simula, Inc., an Arizona corporation
Simula Aerospace & Defense Group, Inc., an Arizona corporation
International Center for Safety Education, Inc., an Arizona corporation
Simula Polymers Systems, Inc., an Arizona corporation
Simula Technologies, Inc., an Arizona corporation
AI Capital Corp., an Arizona corporation
Simula Transportation Equipment Corporation, an Arizona corporation
CCEC Capital Corp., an Arizona corporation
SAI Capital Corp., an Arizona corporation
ASD Capital Corp., an Arizona corporation
Hatch Imports, Inc., a California corporation
Kleen Bore, Inc. a Delaware corporation